Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Andrew D. Regrut
Director, Investor Relations
614-278-6622

BIG LOTS NAMES RICHARD CHENE AS CHIEF MERCHANDISING OFFICER

Columbus, Ohio, November 25, 2013 -- Big Lots, Inc. (NYSE: BIG), North America’s largest broadline closeout retailer, today announced the appointment of Richard Chene as Executive Vice President, Chief Merchandising Officer. Mr. Chene will oversee all merchandising and global sourcing strategies and execution including the development and attraction of talent for the organization.

“Our edit to amplify merchandising strategy will focus on businesses that are top-of-mind with our target customer, Jennifer, and provide her with trend right product assortments at compelling values,” said David Campisi, CEO and President. “Rich brings a wealth of experience in merchandising-related strategies that will be directly transferable to our mission to provide her with surprises in every aisle every day. He is well known in the vendor community in many of our merchandising categories, including a multitude of home-related products used in the kitchen, food preparation, tabletop, housewares, and home textiles along with food, consumables, and pet-related products. He is a lifelong merchant with command and a track record of getting results. We’re delighted to welcome him as a member of our executive leadership team.”

Prior to Big Lots, Mr. Chene was President of The Kitchen Collection, Inc., a subsidiary of NACCO Industries, Inc., which operates a chain of kitchenware stores in the United States specializing in kitchen-related and food preparation products. Mr. Chene has also held senior merchandising leadership positions with PETCO Animal Supplies, Sears Holdings Corporation, Giant Eagle, and May Company Department Stores. Mr. Chene will report directly to Mr. Campisi and will replace John Martin.

About Big Lots
Big Lots is North America’s largest broadline closeout retailer. We currently operate 1,526 BIG LOTS stores in the 48 contiguous United States, 5 BIG LOTS stores in Canada, and 74 LIQUIDATION WORLD and LW stores in Canada. For more information, visit www.biglots.com.

Shareholder Relations Department
300 Phillipi Road
Columbus, OH 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department
300 Phillipi Road
Columbus, OH 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com